ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, SLM Education Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of April 30, 2013, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $3,143,786 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 5 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual

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term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$963,772,771
Aggregate Outstanding Principal Balance – Treasury Bill	$130,928,283
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.58%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$832,844,488
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	86.42%
Number of Borrowers	32,857
Average Outstanding Principal Balance Per Borrower	$29,332
Number of Loans	55,562
Average Outstanding Principal Balance Per Loan – Treasury Bill	$24,906
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,556
Weighted Average Remaining Term to Scheduled Maturity	199 months
Weighted Average Annual Interest Rate	6.12%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	2	$106,272	*
3.01% to 3.50%	979	12,112,347	1.3%
3.51% to 4.00%	1,670	34,213,476	3.5
4.01% to 4.50%	10,005	126,322,181	13.1
4.51% to 5.00%	15,434	223,822,678	23.2
5.01% to 5.50%	2,669	48,017,743	5.0
5.51% to 6.00%	2,392	41,478,227	4.3
6.01% to 6.50%	4,111	72,692,676	7.5
6.51% to 7.00%	6,935	123,274,448	12.8
7.01% to 7.50%	1,675	35,358,410	3.7
7.51% to 8.00%	3,652	85,393,077	8.9
8.01% to 8.50%	4,145	102,705,320	10.7
Equal to or greater than 8.51%	1,893	58,275,916	6.0

Total	55,562	$963,772,771	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	4,574	$13,214,335	1.4%
$5,000.00-$ 9,999.99	4,826	34,397,869	3.6
$10,000.00-$14,999.99	4,577	57,404,197	6.0
$15,000.00-$19,999.99	3,637	63,055,056	6.5
$20,000.00-$24,999.99	2,503	55,921,459	5.8
$25,000.00-$29,999.99	2,121	58,292,488	6.0
$30,000.00-$34,999.99	1,751	56,769,670	5.9
$35,000.00-$39,999.99	1,360	50,721,215	5.3
$40,000.00-$44,999.99	1,126	47,771,468	5.0
$45,000.00-$49,999.99	901	42,799,486	4.4
$50,000.00-$54,999.99	752	39,404,166	4.1
$55,000.00-$59,999.99	610	35,043,151	3.6
$60,000.00-$64,999.99	568	35,441,259	3.7
$65,000.00-$69,999.99	500	33,705,612	3.5
$70,000.00-$74,999.99	396	28,640,463	3.0
$75,000.00-$79,999.99	349	27,002,351	2.8
$80,000.00-$84,999.99	283	23,325,939	2.4
$85,000.00-$89,999.99	230	20,126,930	2.1
$90,000.00-$94,999.99	241	22,285,598	2.3
$95,000.00-$99,999.99	172	16,741,784	1.7
$100,000.00 and above	1,380	201,708,275	20.9

Total	32,857	$963,772,771	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	52,297	$877,745,999	91.1%
31-60 days	1,213	28,172,481	2.9
61-90 days	610	16,599,660	1.7
91-120 days	362	10,666,543	1.1
121-150 days	262	7,960,225	0.8
151-180 days	165	5,698,295	0.6
181-210 days	139	4,020,413	0.4
Greater than 210 days	514	12,909,155	1.3

Total	55,562	$963,772,771	100.0%

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	53	$19,823	*
4 to12	279	322,473	*
13 to 24	1,102	1,737,950	0.2%
25 to 36	820	3,255,180	0.3
37 to 48	1,608	6,937,068	0.7
49 to 60	5,859	21,196,268	2.2
61 to 72	1,872	10,429,636	1.1
73 to 84	1,968	13,910,733	1.4
85 to 96	1,703	15,151,171	1.6
97 to 108	2,496	23,533,772	2.4
109 to 120	7,653	69,194,309	7.2
121 to 132	3,292	56,334,441	5.8
133 to 144	2,543	47,653,934	4.9
145 to 156	1,834	36,045,240	3.7
157 to 168	2,175	40,563,527	4.2
169 to 180	4,913	83,856,477	8.7
181 to 192	1,802	36,486,339	3.8
193 to 204	1,420	32,050,098	3.3
205 to 216	1,182	31,087,358	3.2
217 to 228	1,361	38,711,469	4.0
229 to 240	3,727	113,350,764	11.8
241 to 252	1,254	42,308,649	4.4
253 to 264	887	34,313,264	3.6
265 to 276	740	30,978,153	3.2
277 to 288	662	30,822,585	3.2
289 to 300	807	39,777,093	4.1
301 to 312	494	26,799,778	2.8
313 to 324	227	14,238,280	1.5
325 to 336	219	14,020,326	1.5
337 to 348	131	8,470,667	0.9
349 to 360	241	21,177,511	2.2
361 and above	238	19,038,435	2.0

Total	55,562	$963,772,771	100.0%

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	3,783	$85,606,324	8.9%
Forbearance	2,899	80,242,931	8.3
Repayment
First year in repayment	941	39,006,696	4.0
Second year in repayment	780	27,399,585	2.8
Third year in repayment	959	31,489,148	3.3
More than 3 years in repayment	46,200	700,028,087	72.6

Total	55,562	$963,772,771	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 96.0 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

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SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	11.9	-	235.8
Forbearance	-	4.7	240.5
Repayment	-	-	190.8

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $85,606,324 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $37,052,838 or approximately 43.3% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

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GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	406	$8,038,578	0.8%
Alaska	79	1,025,384	0.1
Arizona	1,072	19,753,760	2.0
Arkansas	333	6,043,243	0.6
California	6,369	121,260,459	12.6
Colorado	896	13,594,485	1.4
Connecticut	835	13,062,379	1.4
Delaware	140	2,638,709	0.3
District of Columbia	257	5,171,030	0.5
Florida	3,097	65,152,137	6.8
Georgia	1,982	41,976,167	4.4
Hawaii	144	2,166,829	0.2
Idaho	184	3,043,978	0.3
Illinois	2,740	42,122,016	4.4
Indiana	830	11,375,060	1.2
Iowa	359	5,461,158	0.6
Kansas	901	13,125,889	1.4
Kentucky	383	7,233,444	0.8
Louisiana	1,483	26,714,351	2.8
Maine	143	2,784,318	0.3
Maryland	1,488	29,692,221	3.1
Massachusetts	1,830	24,581,241	2.6
Michigan	1,454	26,806,961	2.8
Minnesota	1,018	15,224,355	1.6
Mississippi	495	8,615,287	0.9
Missouri	1,315	21,531,136	2.2
Montana	83	1,605,479	0.2
Nebraska	114	1,783,547	0.2
Nevada	407	7,598,966	0.8
New Hampshire	230	3,675,290	0.4
New Jersey	1,497	26,595,980	2.8
New Mexico	194	3,430,016	0.4
New York	4,146	69,439,346	7.2
North Carolina	1,405	23,361,005	2.4
North Dakota	29	381,032	*
Ohio	279	5,222,052	0.5
Oklahoma	1,336	21,646,155	2.2
Oregon	1,127	18,386,297	1.9
Pennsylvania	1,962	33,474,857	3.5
Rhode Island	132	2,772,658	0.3
South Carolina	577	11,925,648	1.2
South Dakota	53	754,851	0.1
Tennessee	942	16,619,929	1.7
Texas	5,273	86,765,671	9.0
Utah	195	3,185,990	0.3
Vermont	62	879,132	0.1
Virginia	1,769	29,653,321	3.1
Washington	1,916	28,831,894	3.0
West Virginia	206	3,125,277	0.3
Wisconsin	814	13,435,059	1.4
Wyoming	56	642,613	0.1
Other	525	10,386,130	1.1

Total	55,562	$963,772,771	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

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We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

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The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	32,792	$467,069,463	48.5%
Other Repayment Options(1)	22,770	496,703,308	51.5

Total	55,562	$963,772,771	100.0%
(1)  Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 1,863 loans with an aggregate outstanding principal balance of $66,267,284 currently in an interest-only period.  These interest-only loans represent approximately 6.9% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	27,502	$427,575,473	44.4%
Unsubsidized	28,060	536,197,298	55.6

Total	55,562	$963,772,771	100.0%

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The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	186	$4,248,185	0.4%
October 1, 1993 through June 30, 2006	55,376	959,524,586	99.6
July 1, 2006 and later	0	0	0.0

Total	55,562	$963,772,771	100.0%

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Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	2,959	$39,081,596	4.1%
College Assist	46	572,116	0.1
Educational Credit Management Corporation	1,240	24,927,190	2.6
Great Lakes Higher Education Corporation	822	17,855,079	1.9
Illinois Student Assistance Commission	2,654	35,533,020	3.7
Kentucky Higher Education Assistance Authority	210	3,833,317	0.4
Louisiana Office Of Student Financial Assistance	580	8,139,989	0.8
Michigan Guaranty Agency	1,043	16,720,271	1.7
Montana Guaranteed Student Loan Program	5	93,354	*
New Jersey Higher Education Student Assistance Authority	1,276	17,209,248	1.8
New York State Higher Education Services Corporation	5,450	84,726,531	8.8
Northwest Education Loan Association	5,614	82,399,811	8.5
Oklahoma Guaranteed Student Loan Program	1,429	21,917,132	2.3
Pennsylvania Higher Education Assistance Agency	4,574	73,853,577	7.7
Student Loan Guarantee Foundation of Arkansas	196	2,932,606	0.3
Tennessee Student Assistance Corporation	751	11,470,832	1.2
Texas Guaranteed Student Loan Corporation	4,962	81,109,046	8.4
United Student Aid Funds, Inc.	21,751	441,398,056	45.8

Total	55,562	$963,772,771	100.0%

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SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the related Significant Guarantor and/or from the Department of Education.  None of the depositor, the sellers, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.   In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Sallie Mae, Inc., a wholly owned subsidiary of SLM Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of SLM Corporation. SLM Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Higher

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Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the new statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2012, USA Funds held net assets on behalf of the federal reserve fund of approximately $235 million. Through September 30, 2012, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $66.5 billion.  Also, as of September 30, 2012, USA Funds had operating fund assets totaling slightly over $1 billion, which includes the $235 million of net assets held on behalf of the federal reserve fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves, including non-cash allowance and other non-cash, in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2008	2009	2010	2011	2012
United Student Aid Funds, Inc.	0.33%	0.38%	0.40%	0.39%	0.35%

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USA Funds’ “guarantee volume” is the approximate aggregate principal amount of federally reinsured education loans (including subsidized and unsubsidized Stafford and PLUS loans but excluding consolidation loans) guaranteed by USA Funds.  For the last five fiscal years, the “guarantee volume” was as follows:

	Loans Guaranteed
	Federal Fiscal Year
	($ in millions)
Guarantor	2008	2009	2010	2011	2012
United Student Aid Funds, Inc.	$17,202	$20,067	$7,705	N/A	N/A

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2008	2009	2010	2011	2012
United Student Aid Funds, Inc.	45.60%	36.19%	32.90%	32.17%	31.82%

USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2008	2009	2010	2011	2012
United Student Aid Funds, Inc.	2.07%	1.92%	1.69%	1.69%	1.58%

In addition, USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years, the “loss rate” was as follows: 2012 – 4.76 percent; 2011 – 4.74 percent; 2010 – 4.70 percent; 2009 – 4.62 percent; 2008 – 4.26 percent.

USA Funds is headquartered in Fishers, Indiana.  USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

2003-4